UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 4, 2010

XL Capital Ltd
(Exact name of registrant as specified in its charter)

Cayman Islands	1-10804	98-0191089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda	HM08
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (441) 292-8515

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 4, 2010, XL Capital Ltd issued the press release attached as Exhibit 99.1 and incorporated by reference herein announcing the results for the first quarter ended March 31, 2010.

Item 9.01.     Financial Statements and Exhibits.

(d)         Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release ("XL CAPITAL LTD ANNOUNCES FIRST QUARTER 2010 RESULTS"), dated May 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2010

XL CAPITAL LTD (Registrant)
By:	/s/ Kirstin R. Gould
Name: Kirstin Romann Gould Title: General Counsel and Secretary